UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant	☑
Filed by a Party other than the Registrant	☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12
Selectica, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box)

☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4.	Proposed maximum aggregate value of transaction:

5.	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.	Amount previously paid:

2.	Form, Schedule or Registration Statement No.:

3.	Filing Party:

4.	Date Filed:

SELECTICA, INC.
1740 Technology Drive, Suite 450
San Jose, California 95110

August 21, 2008
TO THE STOCKHOLDERS OF SELECTICA, INC.
Dear Stockholder:
     You are cordially invited to attend the 2008 Annual Meeting of Stockholders (the “Annual Meeting”) of Selectica, Inc. (the “Company”), which will be held at the Company’s corporate headquarters located at 1740 Technology Drive, Suite 450, San Jose, California, 95110 on Tuesday, September 9, 2008, at 9:00 a.m. (PST).
     Details of the business to be conducted at the Annual Meeting are given in the attached Proxy Statement and Notice of Annual Meeting of Stockholders.
     It is important that your shares be represented and voted at the meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. Returning the proxy does NOT deprive you of your right to attend the Annual Meeting. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the meeting. Detailed instructions on how to vote your shares can be found in the “How to Vote” section on page 1 of the attached proxy statement.
     On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of the Company. We look forward to seeing you at the Annual Meeting.

Sincerely,

/s/ James Thanos

JAMES THANOS
Co-Chairman

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT
PROPOSAL NO. 1
PROPOSAL NO. 2
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION AND RELATED INFORMATION
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
FORM 10-KSB
DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS
STOCKHOLDER PROPOSALS FOR 2009 ANNUAL MEETING
MISCELLANEOUS AND OTHER MATTERS

SELECTICA, INC.
1740 Technology Drive, Suite 450
San Jose, California 95110

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held September 9, 2008
     The 2008 Annual Meeting of Stockholders (the “Annual Meeting”) of Selectica, Inc. (the “Company”) will be held at the Company’s corporate headquarters located at 1740 Technology Drive, Suite 450, San Jose, California, 95110 on Tuesday, September 9, 2008, at 9:00 a.m. (PST) for the following purposes:
     1. To elect one (1) member to the board of directors to serve until the expiration of the term or until a successor has been duly elected or qualified;
     2. To ratify the appointment of Armanino McKenna LLP as the Company’s independent public accountants for the fiscal year ending March 31, 2009; and
     3. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.
     The foregoing items of business are more fully described in the attached Proxy Statement.
     Only stockholders of record at the close of business on August 1, 2008 are entitled to notice of, and to vote at, the Annual Meeting and at any adjournments or postponements thereof. A list of such stockholders will be available for inspection at the Company’s corporate headquarters located at 1740 Technology Drive, Suite 450, San Jose, California, 95110, during ordinary business hours for the ten-day period prior to the Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ James Thanos

JAMES THANOS
Co-Chairman
San Jose, California
August 21, 2008
IMPORTANT
     WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE ANNUAL MEETING. IF YOU DECIDE TO ATTEND THE ANNUAL MEETING AND WISH TO CHANGE YOUR PROXY VOTE, YOU MAY DO SO AUTOMATICALLY BY VOTING IN PERSON AT THE MEETING.

SELECTICA, INC.
1740 Technology Drive, Suite 450
San Jose, California 95110

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS
To Be Held September 9, 2008
     This proxy statement (“Proxy Statement”) is furnished to the stockholders of Selectica, Inc., a Delaware corporation (the “Company”), by the Company in connection with the solicitation by the Board of Directors of the Company (the “Board” or “Board of Directors”) of proxies in the accompanying form for use in voting at the 2008 Annual Meeting of Stockholders (the “Annual Meeting”) of the Company to be held on Tuesday, September 9, 2008, at the Company’s corporate headquarters located at 1740 Technology Drive, Suite 450, San Jose, California, 95110 at 9:00 a.m. (PST), and any adjournment or postponement of the Annual Meeting. The shares represented by the proxies received, properly marked, dated, executed and not revoked will be voted at the Annual Meeting.
Revocability of Proxies
     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is exercised by delivering to the Corporate Secretary of the Company either a written revocation of the proxy or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.
Solicitation and Voting Procedures
     This Proxy Statement and the accompanying proxy were first sent by mail to stockholders on or about August 21, 2008. The cost of this solicitation is being borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding proxy materials to such beneficial owners. Proxies may also be solicited by certain of the Company’s directors, officers and regular employees, without additional compensation, either personally or by telephone or facsimile.
     The close of business on August 1, 2008 has been fixed as the record date (the “Record Date”) for determining the holders of shares of common stock (“Common Stock”) of the Company entitled to notice of and to vote at the Annual Meeting. As of the close of business on the Record Date, the Company had 28,694,542 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Each outstanding share of Common Stock on the Record Date is entitled to one vote on all matters.
     A majority of the shares of Common Stock entitled to vote, present in person or represented by proxy, shall constitute a quorum a the Annual Meeting. Thus, 14,347,272 shares must be represented by stockholders present at the meeting or by proxy to have a quorum.
How to Vote
•	You may vote by mail
     In order to vote your shares at the Annual Meeting, complete, date, sign and mail the enclosed proxy card in the postage pre-paid envelope provided. If you mark your voting instructions on the proxy card, your shares will be voted as you instruct.
     If you do not mark your voting instructions on the proxy card, your shares will be voted:
1.	for the election of James Thanos as director; and

2.	for ratification of the appointment of Armanino McKenna LLP as the Company’s independent public accountants for the fiscal year ending March 31, 2009.

•	You may vote in person at the meeting
     You may complete the ballot that will be passed out to any stockholder who wants to vote at the meeting. If you hold your shares in street name, however, you must obtain a proxy from the institution that holds your shares in order to vote at the meeting.
     THE COMPANY IS UNABLE TO COUNT VOTES RECEIVED IN ANY MANNER OTHER THAN THOSE DESCRIBED ABOVE. After the Annual Meeting of Stockholders has been adjourned, any subsequent votes which are submitted to the transfer agent will not be counted.
Votes Required
     Proposal 1. The director nominee receiving the highest number of affirmative votes cast by those shares present in person, or represented by proxy, and entitled to vote at the Annual Meeting shall be elected as director. Abstentions and broker non-votes will not be counted toward the nominee’s total votes.
     Proposal 2. Ratification of the appointment of Armanino McKenna LLP as the Company’s independent public accountants for the fiscal year ending March 31, 2009 requires the affirmative vote of a majority of those shares present in person, or represented by proxy, and cast either affirmatively or negatively at the Annual Meeting. Abstentions will have the same effect as an “Against” vote, and broker non-votes will not be counted as having been voted on the proposal.

PROPOSAL NO. 1
ELECTION OF DIRECTORS
     The Company’s Second Amended and Restated Certificate of Incorporation provides for a classified Board of Directors comprised of three classes, with the terms of office of each class of directors ending in successive years. At the Annual Meeting of Stockholders, the Company will have authorized five directors, with two classes of directors consisting of two directors each and one class with one director. At the Annual Meeting, one director will be elected to serve until the Company’s 2011 Annual Meeting or until a successor is elected and qualified. The individual being nominated for election to the Board of Directors (the “Nominee”), his age as of July 31, 2008, his positions and offices held with the Company and certain biographical information are set forth below. The proxy holders intend to vote all proxies received by them in the accompanying form FOR the Nominee listed below unless otherwise instructed. In the event the Nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who may be designated by the present Board of Directors to fill the vacancy. As of the date of this Proxy Statement, the Board of Directors is not aware that the Nominee is unable or will decline to serve as a director. The Nominee that receives the highest number of affirmative votes of the shares entitled to vote at the Annual Meeting will be elected director of the Company.

Nominee	Age	Positions and Offices Held with the Company
James Thanos (1)(2)(3)	59	Director and Co-Chairman

(1)	Member of the Audit Committee

(2)	Member of the Compensation Committee

(3)	Member of the Nominating Committee
     James Thanos has served as a director since October 2007 and as Co-Chairman since July 2008. Since June 2002, Mr. Thanos has served on advisory board and has provided consulting services to a variety of companies. From June 2000 to June 2002, Mr. Thanos served as Executive Vice President and General Manager, Worldwide Field Operations of BroadVision, Inc., an enterprise software company. Previously, Mr. Thanos held senior sales management roles for Aurum Software, Harvest Software and Metaphor, Inc. Mr. Thanos also serves on the boards of directors of SupportSoft, Inc., ClickSoftware Technologies Ltd. and Corticon Technologies, Inc. Mr. Thanos holds a B.A. in behavioral sciences from the Johns Hopkins University.
Continuing Directors — Terms Ending in 2009 and 2010
     Set forth below is information regarding the continuing directors of the Company, including their ages as of July 31, 2008, the periods during which they have served as directors, and information furnished by them as to their principal occupations and directorships held by them in corporations whose shares are publicly registered.

Director	Age	Positions and Offices Held with the Company
James Arnold, Jr. (1)(3)(4)(5)	51	Director
Lloyd Sems (1)(3)(4)(5)(6)	37	Director
Brenda Zawatski (2)(3)(4)(5)	47	Director and Co-Chairman

(1)	Term ends in 2010

(2)	Term ends in 2009

(3)	Member of the Compensation Committee

(4)	Member of the Audit Committee

(5)	Member of the Nominating Committee

(6)	Mr. Sems was elected to the Board on June 2, 2008, and did not serve on the Board during the fiscal year ended March 31, 2008.
     James Arnold, Jr. has served as chairman and financial expert of the Company’s audit committee since 2003. Mr. Arnold has served as the Senior Vice-President and Chief Financial Officer of Nuance Communications, Inc. from September 2004 to July 2008. Prior to joining Nuance, Mr. Arnold served as Corporate Vice President and Corporate Controller of Cadence Design Systems. Prior to joining Cadence, Mr. Arnold held a number of senior finance positions, including Chief Financial Officer, at Informix Corp., now known as Ascential Software Corporation, and later acquired by IBM. Prior to joining Informix, Mr. Arnold served as Corporate

Controller for Centura Software Corporation. Mr. Arnold worked in public accounting at Price Waterhouse LLP from 1983 to 1995, where he provided consulting and auditing services to companies in a broad array of industries including software, semiconductors, oil exploration & production, and banking. Mr. Arnold received a B.B.A. in finance from Delta State University and an M.B.A. from Loyola University in New Orleans, Louisiana.
               Lloyd Sems was elected to the Board of Directors of the Company on June 2, 2008. Since October 2003, he served as President of Sems Capital, LLC and of Capital Edge, LLC, both of which he founded, Previously, Mr. Sems served as Director of Research and Portfolio Manager for Watchpoint Asset Management. Mr. Sems holds a Bachelor of Science degree in Business Administration and Finance from Albright College.
               Brenda Zawatski has served as a director since November 2005 and as Co-Chairman since July 2008. Since July 2007, Ms. Zawatski has been providing consulting services to various companies. From January 2006 to July 2007, Ms. Zawatski served as the Senior Vice President of Sales and Marketing for Pillar Data Systems.  Prior to joining Pillar, Ms. Zawatski was the Vice President of Sales and General Manager of Information Lifecycle Management Solutions at StorageTek, which was acquired by Sun Microsystems. Previously, Ms. Zawatski served as Vice President of Product and Solutions Marketing for VERITAS Software. Prior to joining VERITAS, Ms. Zawatski held significant roles at IBM as Vice President, Tivoli Storage Software; Vice President, Removable Media Storage Solutions; and Director of S/390 Enterprise Systems. Ms. Zawatski holds a B.S. in Accounting from Penn State University.
Independence of the Board of Directors
     The Board of Directors is currently composed of four members. Messrs. Arnold, Sems and Thanos and Ms. Zawatski qualify as independent directors in accordance with the published listing requirements of Nasdaq. The directors hold office until their successors have been elected and qualified or their earlier death, resignation or removal.
Board of Directors Meetings and Committees
     During the fiscal year ended March 31, 2008, the Board of Directors held twelve (12) meetings. For the fiscal year, each of the directors during the term of their tenure attended or participated in at least 75% of the aggregate of (i) the total number of meetings or actions by written consent of the Board of Directors and (ii) the total number of meetings held by all committees of the Board of Directors on which each such director served. The Board of Directors has standing audit, nominating and compensation committees. We encourage our directors to attend our annual stockholders meetings. Last year, four directors attended the Company’s annual stockholders meeting.
Stockholder Communications with the Board of Directors
     The Board provides a process for the Company’s security holders to send communications to the Board. Stockholders may communicate with the Board as a whole, with a committee of the Board, or with an individual director by sending a letter to the Company’s Corporate Secretary at Selectica, Inc., 1740 Technology Drive, Suite 450, San Jose, California, 95110.
Audit Committee
     During the fiscal year ended March 31, 2008, the Audit Committee of the Board of Directors (the “Audit Committee”) held six (6) meetings. The Audit Committee reviews, acts on and reports to the Board of Directors with respect to various auditing and accounting matters, including the adequacy of the Company’s financial reporting and disclosure controls and processes, the adequacy of the Company’s internal control policies, the selection of the Company’s independent auditors, the scope of the annual audits, fees to be paid to the Company’s independent auditors, the performance of the Company’s independent auditors and the accounting practices of the Company.
     During the fiscal year ended March 31, 2008, the members of the Audit Committee were Messrs. Arnold (Chair) and Thanos and Ms. Zawatski. Mr. Thanos was elected to the Audit Committee in October 2007. Mr. Sems was elected to the Audit Committee in July 2008. The current members of the Audit Committee are Messrs. Arnold, Sems and Thanos and Ms. Zawatski.
     The Board amended and restated the Audit Committee’s written charter on January 21, 2004. A copy of the Audit Committee Charter is available on the Company’s website at http://www.selectica.com/Company/Overview/tabid/82/Default.aspx. The Board has determined each of the Audit Committee members to be independent under Nasdaq Rule 4200.

     The Board has determined that the Company’s independent financial expert is Mr. Arnold.
Compensation Committee
     During the fiscal year ended March 31, 2008, the Compensation Committee of the Board of Directors (the “Compensation Committee”) held nine (9) meetings. The Compensation Committee makes recommendations to the Board regarding the compensation of the Board members, reviews the performance of the executive officers of the Company, establishes compensation programs for the officers, and reviews the compensation programs for other key employees, including salary and cash bonus levels and option grants under the 1999 Equity Incentive Plan and 2001 Supplemental Plan, and administers the 1999 Employee Stock Purchase Plan. The members of the Compensation Committee during the fiscal year ended March 31, 2008 were Messrs. Thanos (Chair) and Arnold and Ms. Zawatski. Ms. Zawatski was elected to the Compensation Committee in August 2007. Mr. Thanos was elected to the Compensation Committee in October 2007. Mr. Sems was elected to the Compensation Committee in July 2008. The current members of the Compensation Committee are Messrs. Arnold, Sems and Thanos and Ms. Zawatski.
     The charter for the Compensation Committee was adopted by the Board on January 21, 2004. A copy of the Compensation Committee’s charter is available on the Company’s website at http://www.selectica.com/Company/Overview/tabid/82/Default.aspx. In accordance with the current regulatory requirements, the Compensation Committee members are all independent under Nasdaq Rule 4200.
Compensation Committee Interlocks and Insider Participation
     The Compensation Committee consists of Messrs. Arnold, Sems and Thanos and Ms. Zawatski. Ms. Zawatski and Mr. Thanos were appointed as Co-Chairpersons of the Company in July 2008. None of these individuals was an employee at any time during fiscal year 2008. None of the Company’s executive officers has ever served as a member of the Board of Directors of Compensation Committee of any other entity that has or has had one of more executive officers serving as a member of the Company’s Board of Directors or the Compensation Committee.
Nominating Committee
     During the fiscal year ended March 31, 2008, the Nominating Committee of the Board of Directors (the “Nominating Committee”) held two (2) meetings. The Company’s Nominating Committee is charged with reviewing, acting on and reporting to the Board with respect to overseeing the search for, evaluation of, and nomination of directors for service on the Board and its committees, including candidates nominated by stockholders. In addition, the Nominating Committee is charged with evaluating the performance of the Board, reviewing its composition and structure, and overseeing and implementing continuing education programs. The members of the Nominating Committee during the fiscal year ended March 31, 2008 were Ms. Zawatski (Chair) and Messrs. Arnold and Thanos. Mr. Thanos was elected to the Nominating Committee in October 2007. Mr. Sems was elected to the Nominating Committee in July 2008. The current members of the Nominating Committee are Messrs. Arnold, Sems and Thanos and Ms. Zawatski.
     The charter for the Nominating Committee was adopted by the Board on January 21, 2004. A copy of the Nominating Committee’s charter is available on the Company’s website at http://www.selectica.com/Company/Overview/tabid/82/Default.aspx. In accordance with current regulatory requirements, the Nominating Committee members are all independent under Nasdaq Rule 4200.
     In evaluating nominees for director candidates to recommend to the Board, the Nominating Committee will take into account many factors within the context of the characteristics and needs of the Board as a whole. While the specific needs of the Board may change from time to time, all nominees for director are considered on the basis of the following minimum qualifications:
•	the highest level of personal and professional ethics and integrity, including a commitment to the Company’s values as set forth in the Company’s code of conduct;

•	practical wisdom and mature judgment;

•	diversity in background;

•	independence as a director as defined by the Securities and Exchange Commission (the “SEC”) and Nasdaq;

•	understanding of basic financial statements;

•	broad training and significant leadership experience in business, technology, finance, corporate governance, public interest or other disciplines relevant to the long-term success of the Company;

•	the ability to gain an in-depth understanding of the Company’s business; and

•	a willingness to represent the best interests of all stockholders of the Company and objectively appraise the management’s performance.
     In determining whether to recommend a director for re-election, the Nominating Committee will also consider, among other criteria, the director’s tenure on the Board, past attendance at meetings, participation in and contributions to the activities of the Board, the director’s continued independence (including any actual, potential or perceived conflicts of interest), as well as the director’s age and changes in his or her principal occupation or professional status.
     The Nominating Committee believes that the continuing service of qualified incumbent directors promotes stability and continuity on the Board, contributing to the Board’s ability to work effectively as a collective body, while providing the Company with the benefits of familiarity and insight into the Company’s affairs that its directors have developed over the course of their service. Accordingly, consistent with past Company practice, the Nominating Committee will first consider recommending incumbent directors who wish to continue to serve on the Board for re-election at the Company’s annual meeting of stockholders.
     In situations where the Committee determines not to recommend an incumbent director for re-election, an incumbent director declines to stand for re-election, or a vacancy arises on the Board for any reason (including the resignation, retirement, removal, death or disability of an incumbent director or a decision of the directors to expand the size of the Board), the Nominating Committee may commence a search for new director nominees. The Nominating Committee may, in its discretion, use a variety of means to identify potential nominees for directors, including the engagement of a third-party search firm to whom the Company may pay a fee to assist with the identification and evaluation of potential candidates for director.
     The Nominating Committee may consider potential nominees identified by other sources, including current directors and senior management. In addition, the Committee is authorized to consider stockholder nominees for election to the Board. In determining whether to recommend a candidate to the Board of Directors, the Nominating Committee will consider the current composition and capabilities of current directors, as well as any additional qualities or capabilities considered necessary or desirable in light of the existing or anticipated needs of the Board.
     The Nominating Committee will evaluate candidates proposed by stockholders under criteria similar to the evaluation of other candidates. In addition, the Committee may also consider, as one of the factors in its evaluation, the amount of Company voting stock held by the stockholder and the length of time the stockholder has held such stock. The Nominating Committee will oversee an interview process in evaluating candidates. Stockholders wishing to submit candidates for consideration by the Nominating Committee may do so by writing to the Company’s Corporate Secretary at Selectica, Inc., 1740 Technology Drive Suite 450, San Jose, California, 95110, Attn: Director Nominations, and by complying with the Company’s bylaws, a copy of which was filed as an exhibit to the annual report on form 10-K dated June 30, 2003.
     To be considered by the Nominating Committee in connection with the Company’s annual meeting of stockholders, recommendations for nomination to the Board must be submitted to the Company’s Corporate Secretary at the principal executive offices of the Company not less than seventy (70) days nor more than ninety (90) days prior to the first anniversary of the preceding year’s annual meeting. Recommendations should include: (1) the stockholder’s name, address and telephone number; (2) the amount and nature of record and/or beneficial ownership of the Company’s securities held by the stockholder; (3) the name, age, business address, educational background, current principal occupation or employment, and principal occupation or employment for the preceding five full fiscal years of the proposed candidate; (4) a description of the qualifications and background of the proposed candidate that addresses the minimum qualifications and other criteria for Board membership approved by the Board from time to time; (5) the amount and nature of record and/or beneficial ownership of the Company’s securities held by the proposed candidate, if any; (6) a description of all arrangements or understandings between the stockholder and the proposed candidate relating to the proposed candidate’s candidacy; (7) a statement as to whether the proposed candidate would be considered an independent director under applicable Nasdaq rules; (8) the consent of the proposed candidate (a) to be named in the proxy statement relating to the Company’s annual meeting of stockholders, and (b) to serve as a director if elected at such annual meeting; and (9) any other information regarding the proposed candidate that may be required to be included in a proxy statement by applicable SEC rules. The Nominating Committee may request any additional information reasonably necessary to assist it in assessing a proposed candidate.

     The nominee to the Board has been recommended for nomination by the Nominating Committee for inclusion in this proxy statement and on the Company’s proxy card and is an incumbent director standing for re-election.
Recommendation of the Board of Directors
     THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF JAMES THANOS TO THE BOARD OF DIRECTORS OF THE COMPANY.

PROPOSAL NO. 2
RATIFICATION OF INDEPENDENT ACCOUNTANTS
     The Company is asking the stockholders to ratify the appointment of Armanino McKenna LLP (“Armanino”) as the Company’s independent public accountants for the fiscal year ending March 31, 2009. The affirmative vote of the holders of a majority of shares present or represented by proxy and voting at the Annual Meeting will be required to ratify the appointment of Armanino.
     In the event the stockholders fail to ratify the appointment, the Board of Directors will reconsider its selection. Even if the appointment is ratified, the Board of Directors, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the Board of Directors feels that such a change would be in the Company’s and its stockholders’ best interests.
     Armanino has audited the Company’s financial statements since September 21, 2005. Its representatives are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.
     A summary of the fees paid to Armanino during the prior fiscal year is contained in the section entitled “Report of the Audit Committee of the Board of Directors.”
Recommendation of the Board of Directors
     THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE SELECTION OF ARMANINO MCKENNA LLP TO SERVE AS THE COMPANY’S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING MARCH 31, 2009.

REPORT OF THE AUDIT COMMITTEE OF
THE BOARD OF DIRECTORS
     The Audit Committee serves as the representative of the Board of Directors for general oversight of the Company’s financial accounting and reporting process, system of internal control, audit process and process for monitoring compliance with laws and regulations and the Company’s Standards of Business Conduct. In addition, the Audit Committee annually appoints a firm of independent auditors to audit the financial statements of the Company. During the fiscal year ended March 31, 2008, the members of the Audit Committee were Messrs. Arnold and Thanos and Ms. Zawatski. Mr. Sems was elected as a member of the Audit Committee in July 2008. Mr. Thanos was elected to the Audit Committee in September 2007. Mr. Sems was elected to the Audit Committee in July 2008. The current members of the Audit Committee are Messrs. Arnold, Sems and Thanos and Ms. Zawatski.
     The Company’s management has primary responsibility for preparing the Company’s financial statements and financial reporting process. On September 21, 2005, the Company engaged its current independent accountants, Armanino McKenna LLP (“Armanino”). Armanino is responsible for expressing an opinion on the conformity of the Company’s audited financial statements with accounting principles generally accepted in the United States since the date of its engagement. The Audit Committee has general oversight responsibility with respect to the financial reporting process and the overall scope of the Company’s audit, and it reviews the results of the audit as well as other services provided by the Company’s independent accountants. As part of this process, the Audit Committee meets periodically with the independent accountants, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of our financial reporting. The Audit Committee held four (4) meetings during the last fiscal year.
     In this context, the Audit Committee hereby reports as follows:
•	The Audit Committee has reviewed and discussed with the Company’s management and the independent auditors the audited financial statements included in the Company’s Annual Report on Form 10-KSB for the fiscal year ended March 31, 2008. This review included a discussion of the quality and the acceptability of the Company’s financial reporting and controls, including the clarity of disclosures in the financial statements.

•	The Audit Committee has discussed with the Company’s independent accountants, who are responsible for expressing an opinion on the conformity of the Company’s audited financial statements with accounting principles generally accepted in the United States, their judgments as to the quality and the acceptability of the Company’s financial reporting and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards, including Statement on Auditing Standards No. 61.

•	The Audit Committee discussed with the independent auditors the auditors’ independence from the Company and its management. The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standards No. 1, Independence Discussions with Audit Committees) and has discussed with the independent accountants the independent accountants’ independence.
Audit Fees
     The audit fees for the fiscal year ended March 31, 2008 invoiced by Armanino were $164,000. The audit fees for the fiscal year ended March 31, 2007 invoiced by Armanino were $1,483,000. The audit fees were for professional services rendered by the principal accountants for the audit of the Company’s annual financial statement and review of financial statements included in the Company’s Form 10-Q or services normally provided by the accountants in connection with statutory and regulatory filings or engagements for those fiscal years.
     Audit Related Fees
     The Company paid no audit related fees to Armanino for the fiscal year ended March 31, 2008. The Company paid no audit related fees to Armanino for the fiscal year ended March 31, 2007.

     Tax Fees
     The Company paid no tax fees to Armanino for the fiscal years ended March 31, 2008 or 2007.
     All Other Fees
     The Company did not incur any other fees from Armanino for the fiscal years ended March 31, 2008 or 2007. The Company did not incur any other fees from Ernst & Young for the fiscal years ended March 31, 2006 and 2005.
     Section 10A(i)(1) of the Exchange Act requires that all audit and non-audit services to be performed by the Company’s principal accountants be approved in the advance by the Audit Committee of the Board of Directors, subject to certain exceptions relating to non-audit services accounting for less than five percent of the total fees paid to its principal accountants which are subsequently ratified by the Audit Committee (the “De Minimis Exception”). Pursuant to Section 10A(i)(1) of the Exchange Act, the Audit Committee has established procedures by which it pre-approves such services at each regularly scheduled meeting. In addition, pursuant to Section 10A(i)(3) of the Exchange Act, the Audit Committee has established procedures by which the Chairperson of the Audit Committee may pre-approve such services provided the Chairperson reports the details of the services to the full Audit Committee at its next regularly scheduled meeting. None of the non-audit services described above were performed pursuant to the De Minimis Exception during the periods in which the pre-approval requirement has been in effect.
     The Audit Committee was organized on June 10, 1999 and operates in accordance with the provisions of its charter, which was amended and restated on January 21, 2004. A copy of the Audit Committee Charter is available on the Company’s website at http://www.selectica.com/Company/Overview/tabid/82/Default.aspx. Each of the members of the Audit Committee is independent as defined under Nasdaq Rule 4200.
     Submitted by the following members of the Audit Committee:
James Arnold, Jr.
Lloyd Sems
James Thanos
Brenda Zawatski

EXECUTIVE OFFICERS
     The Company’s former Chief Operating Officer – CM Business Unit, J Terry Nicholson resigned in February 2008. The Company’s former Chief Executive Officer, Robert Jurkowski and former Chief Financial Officer, Bill Roeschlein resigned in June 2008. The Company’s former Vice President and General Manager of Configuration Business Unit, Michael Shaw, resigned in July 2008.
     Steve Goldner, age 57, rejoined the Company as Vice President of Engineering in July 2008. From February 2003 to July 2006, Mr. Goldner was Vice President, Engineering and Operations for Active Decisions, Inc., a provider of guided selling applications. From January 2002 to January 2003, Mr. Goldner was VP Engineering at Cascadeworks, Inc. Prior to Cascadeworks, Mr. Goldner held senior engineering positions at i2 Technologies, Supplybase, Diffusion, Worldtalk Corporation, and Sun Microsystems. Mr. Goldner has an M.Eng in Electrical Engineering and a B.S. in Electrical and Computer Engineering from the University of Michigan. Mr. Goldner resigned in February 2008 and rejoined the Company in July 2008.
     The Board has appointed James Thanos and Brenda Zawatski as Co-Chairs of the Board of Directors, to provide additional operational oversight on an interim basis until the Company hires a new Chief Executive Officer. The Company has also retained Jim Pardee, of FLG Partners, LLC, to serve as interim Chief Financial Officer until the Company hires a new Chief Financial Officer. None of Messrs. Pardee or Thanos or Ms. Zawatski, is an executive officer of the Company.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
     The following table sets forth, as of July 31, 2008, certain information with respect to shares beneficially owned by (i) each person who is known by the Company to be the beneficial owner of more than five percent 5% of the Company’s outstanding shares of Common Stock, (ii) each of the Company’s directors and the executive officers named in the Summary Compensation Table and (iii) all current directors and executive officers as a group. Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act. Under this rule, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option or warrant) within sixty (60) days of the date as of which the information is provided; in computing the percentage ownership of any person, the amount of shares is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of such acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person’s actual voting power at any particular date.

     To the Company’s knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock as beneficially owned by them.
Security Ownership of Certain Beneficial Owners

		Amount and Nature of
Title of Class	Name and Address of Beneficial Owner	Beneficial Ownership	Percent of Class
	Steel Partners II, L.P.
Common	590 Madison Avenue, 32nd Floor New York, NY 10022	3,531,746	12.31%
	Dimensional Fund Advisors, Inc. (10)
Common	1299 Ocean Avenue Santa Monica, CA 90401	2,542,967	8.86%
	Lloyd I. Miller III (11)
Common	4550 Gordon Drive Naples, FL, 34102	2,192,092	7.64%
	Bank of America Corporation
Common	100 North Tryon Street Charlotte, NC 28255	1,774,725	6.18%
Security Ownership of Management

		Amount and Nature of
Title of Class	Name of Beneficial Owner	Beneficial Ownership	Percent of Class
Common	Bill Roeschlein (2)	103,564	*
Common	Terry Nicholson (3)	31,129	*
Common	Steve Goldner (4)	31,129	*
Common	Michael Shaw (5)	0	*
Common	Bob Jurkowski (7)	53,901	*
Common	Brenda Zawatski (8)	60,748	*
Common	James Arnold (9)	121,164	*
Common	Jim Thanos (6)	28,517	*
Common	Lloyd Sems (12)	1,157,573	4.03%
Common	All executive officers and directors as a group (9 persons)	1,587,725	5.53%

*	Less than 1% of the outstanding shares of Common Stock.

(1)	The number of shares of Common Stock deemed outstanding includes shares issuable pursuant to stock options that may be exercised within 60 days after July 31, 2008. Percentage of ownership is based on 28,694,542 shares of Common Stock outstanding on July 31, 2008, plus shares of Common Stock subject to options or exercisable within 60 days of July 31, 2008 and held by each listed person. Shares of Common Stock subject to options exercisable within 60 days of July 31, 2008 are deemed outstanding for purposes of computing the percentage ownership of the person holding such options but are not deemed outstanding for computing the percentage ownership of any other person.

(2)	Includes 37,939 shares of Common Stock held by Mr. Roeschlein and 65,625 shares of Common Stock issuable upon the exercise of stock options exercisable within 60 days of July 31, 2008. Mr. Roeschlein’s address is c/o Selectica, Inc., 1740 Technology Drive, San Jose, California 95110. Mr. Roeschlein’s employment with us ceased on June 27, 2008.

(3)	Mr. Nicholson holds 31,129 shares of Common Stock and does not have any options exercisable for shares of Common Stock within 60 days of July 31, 2008. Mr. Nicholson’s address is c/o Selectica, Inc., 1740 Technology Drive, San Jose, California 95110. Mr. Nicholson’s employment with us ceased on February 15, 2008.

(4)	Mr. Goldner holds 31,129 shares of Common Stock and does not have any options exercisable for shares of Common Stock within 60 days of July 31, 2008. Mr. Goldner’s address is c/o Selectica, Inc., 1740 Technology Drive, San Jose, California 95110. Mr. Goldner’s employment with us ceased on February 15, 2008.

(5)	Mr. Shaw does not hold shares of Common Stock and does not have any options exercisable for shares of Common Stock within 60 days of July 31, 2008.

(6)	Includes 28,517 shares of Common Stock held by Mr. Thanos. Mr. Thanos does not have any options exercisable for shares of Common Stock within 60 days of July 31, 2008.

(7)	Mr. Jurkowski holds 53,901 shares of Common Stock and does not have any options exercisable for shares of Common Stock within 60 days of July 31, 2008. Mr. Jurkowski’s address is c/o Selectica, Inc., 1740 Technology Drive, San Jose, California 95110. Mr. Jurkowski’s employment with us started on August 21, 2007, and ceased on June 30, 2008.

(8)	Includes 29,498 shares of Common Stock held by Ms. Zawatski and 31,250 shares of Common Stock issuable upon the exercise of stock options exercisable within 60 days of July 31, 2008. Ms. Zawatski’s address is c/o Selectica, Inc., 1740 Technology Drive, San Jose, California 95110.

(9)	Includes 29,498 shares of Common Stock held by Mr. Arnold and 91,666 shares of Common Stock issuable upon the exercise of stock options exercisable within 60 days of July 31, 2008. Mr. Arnold’s address is c/o Nuance Communications, Inc., 1 Wayside Road, Burlington, MA 01803.

(10)	Includes 514,582 shares of Common Stock issuable upon exercise of stock options exercisable within 60 days of July 31, 2008.

(11)	Reported by the investor on Amendment No. 1 to Schedule 13G filed with the Securities and Exchange Commission on February 7, 2008.

(12)	Includes 536,162 shares of Common Stock held by Mr. Sems and 621,411 shares held beneficially by Sems Capital, LLC, of which Mr. Sems is the managing member. Mr. Sems does not have any options exercisable for shares of Common Stock within 60 days of July 31, 2008.

EXECUTIVE COMPENSATION AND RELATED INFORMATION
Summary
Our compensation committee believes that our compensation philosophy and programs are designed to foster a performance-oriented culture that aligns management’s interests with those of our stockholders. Our compensation committee also believes that the compensation of our executive officers is both appropriate and responsive to the goal of improving stockholder value.
Fiscal 2008 Summary Compensation Table
     The following table sets forth, for the last two fiscal years, the dollar value of all cash and noncash compensation earned by each person who was our principal executive officer during fiscal year 2008, our two other highest compensated executive officers who were in office at the end of fiscal 2008, and two individuals who would have been among our most highly compensated executive officers if they had been in office at the end of fiscal 2008 (the “Named Executive Officers”).

						Non-Equity	All Other
				Stock	Option	Incentive Plan	Compensation
Name and Principal Position	Year	Salary	Bonus	Awards(1)	Awards(1)	Compensation(2)	($)	Total
Robert Jurkowski (3)	2008	$221,250	$—	$452,960	$38,968	$90,000		$803,178
Former President and Chief Executive Officer
Bill Roeschlein (4)	2008	243,750		148,976	24,590	52,635		469,951
Former Vice President, Chief Financial Officer and Secretary	2007	116,827	40,000	21,274	12,086	33,674		223,861
Stephen Bennion (5)	2008	249,452		—	238,583		119,126	607,161
Former President and Chief Executive Officer	2007	320,971	—	—	343,939	—		664,910
Terry Nicholson (6)	2008	245,014		135,575	52,891	129,304	25,911 (9)	588,695
Former Chief Operating Officer — CM business unit	2007	130,000	20,000	48,925	26,177	68,732		293,834
Michael Shaw (8)	2008	59,810	—	—	2,370	—		62,180
Former Vice President and General Manager of Configuration Business Unit
Steve Goldner (7)	2008	221,554		135,200	39,505	39,910	121,091	557,260
Vice President of Engineering	2007	$123,692	$—	$50,050	$22,778	$59,394		$255,914

(1)	Amounts reflect the total compensation expense for fiscal 2008, calculated in accordance with SFAS 123R under the modified prospective transition method. See note 9 of the notes to our consolidated financial statements, included in our annual report on Form 10-KSB for the 2008 fiscal year, for a discussion of the assumptions made in determining the grant date fair value and compensation expense of equity awards.

(2)	The amounts in this column represent bonus payments based on the achievement of certain Company milestones.

(3)	Mr. Jurkowski’s employment with us started on August 21, 2007, and ceased on June 30, 2008.

(4)	Mr. Roeschlein’s employment with us ceased on June 27, 2008.

(5)	Mr. Bennion’s employment with us ceased on December 27, 2007. Amounts shown as “All Other Compensation” represent severence and COBRA premiums paid pursuant to the Separation and General Release Agreement between Mr. Bennion and the Company dated October 23, 2007.

(6)	Mr. Nicholson’s employment with us ceased on February 15, 2008.

(7)	Mr. Goldner’s employment with us ceased on February 15, 2008. Amounts shown as “All Other Compensation” represent severance and COBRA premiums paid pursuant to the Severance Agreement between Mr. Goldner and the Company dated September 27, 2006.

(8)	Mr. Shaw’s employment with us ceased on July 1, 2008.

(9)	Includes the cost of a rental apartment for Mr. Nicholson’s use when working at our office in California.
Outstanding Equity Awards at Fiscal Year-End 2008
     The following table sets forth information regarding outstanding equity awards as of March 31, 2008 for each of our named executive officers.

	Option Awards				Stock Awards
					Number of	Market
	Number of	Number of			Shares or	Value of
	Securities	Securities			Units of	Shares or
	Underlying	Underlying			Stock Held	Units of
	Unexercised	Unexercised	Option	Option	That Have	Stock That
	Options (#)	Options (#)	Exercise	Expiration	Not	Have Not
Name	Exercisable	Unexercisable	Price($)	Date	Vested(#)	Vested($)(8)
Robert Jurkowski (1)	0	600,000	1.89	11/12/2017	400,000	$544,000
Robert Jurkowski (2)	0	50,000	1.81	11/15/2017	—	—
Bill Roeschlein (3)	56,250	93,750	2.42	9/26/2016	—	—
Michael Shaw (4)	—	150,000	1.50	2/14/2018	75,000	$102,000
Stephen Bennion (5)	—	—	—	—	—	—
J Terry Nicholson (6)	116,666	—	2.46	9/26/2016	—	—
Steve Goldner (7)	83,333	—	2.47	9/26/2016	—	—

(1)	Mr. Jurkowski was granted a nonstatutory stock option under the Company’s 1999 Equity Incentive Plan (the “Plan”) to purchase 600,000 shares of the Company’s Common Stock on November 13, 2007. The option shall vest as follows: 1/4th of the shares shall vest when Mr. Jurkowski completes 12 months of continuous service from August 21, 2007, and 1/48th of the shares shall vest when Mr. Jurkowski completes each month of continuous service thereafter.

Mr. Jurkowski was granted 400,000 restricted shares of Common Stock under the Plan on November 13, 2007. The shares shall vest as follows: one half of such shares shall become fully vested upon a change in control (as such term is defined in Mr. Jurkowski’s Employment Agreement) that occurs on or prior to August 21, 2008; all of such shares shall become fully vested upon a change in control that occurs after August 21, 2008.

Since Mr. Jurkowski’s employment with us ceased on June 30, 2008 prior to vesting in any of the options or restricted stock reflected in the table above, those awards were cancelled on his employment termination date.

(2)	Mr. Jurkowski was granted a nonstatutory stock option under the Plan to purchase 50,000 shares of the Company’s Common Stock on November 15, 2007. The shares shall vest as follows: 16,667 shall vest on each of November 15, 2008 and 2009, and 16,666 shares shall vest on November 15, 2010, provided that as of each such annual vesting date Mr. Jurkowski shall have completed 12 months of continuous service as a director or employee as of such date and, provided further, that such option shall vest in full upon a change in control of the Company, as defined in the applicable Stock Option Agreement.

(3)	Mr. Roeschlein was granted a nonstatutory stock option under the Plan to purchase 150,000 shares of the Company’s Common Stock on September 11, 2006. The shares shall vest as follows: 1/4th of the shares shall vest when Mr. Roeschlein completes 12 months of continuous service from September 11, 2006, and 1/48th of the shares shall vest when Mr. Roeschlein completes each month of continuous service thereafter. In connection with Mr. Roeschlein’s termination of employment on June 27, 2008, his unvested options were cancelled and he had 3 months in which to exercise his vested options.

(4)	Mr. Shaw was granted a nonstatutory stock option under the Plan to purchase 150,000 shares of the Company’s Common Stock and 75,000 restricted shares of Common Stock under the Plan on February 7, 2008. The shares shall vest as follows: 1/4th of the shares shall vest when Mr. Shaw completes 12 months of continuous service from January 14, 2008, and 1/48th of the shares shall vest when Mr. Shaw completes each month of continuous service thereafter. Since Mr. Shaw’s employment with us ceased on July 1, 2008 prior to vesting in the option or restricted stock reflected in the table above, those awards were cancelled on his employment termination date.

(5)	Mr. Bennion had no outstanding equity awards.

(6)	Mr. Nicholson was granted a nonstatutory stock option under the Plan to purchase 350,000 shares of the Company’s Common Stock on September 26, 2006. The shares shall vest as follows: 1/48th of the shares shall vest after each month of continuous service Mr. Nicholson completes from September 26, 2006. In addition, such option shall become exercisable in full if (a) the Company is subject to a change in control after Mr. Nicholson completes 12 months of continuous service or (b) the Company is subject to a change in control during his first 12 months of service and he is subject to an involuntary termination within 12 months after the change in control. Mr. Nicholson’s employment with us ceased on February 15, 2008, on which date all unvested options were cancelled. All vested options that Mr. Nicholson did not exercise within 3 months of such termination were cancelled in May 2008.

(7)	Mr. Goldner was granted a nonstatutory stock option under the Plan to purchase 250,000 shares of the Company’s Common Stock on September 26, 2006. The shares shall vest as follows: 1/48th of the shares shall vest after each month of continuous service Mr. Goldner completes from September 26, 2006. In addition, such option shall become exercisable in full if (a) the Company is subject to a change in control after Mr. Goldner completes 12 months of continuous service or (b) the Company is subject to a change in control during his first 12 months of service and he is subject to an involuntary termination within 12 months after the change in control. Mr. Goldner’s employment with us ceased on February 15, 2008, on which date all unvested options were cancelled. All vested options that Mr. Goldner did not exercise within 3 months of such termination were cancelled in May 2008.

(8)	Computed in accordance with SEC rules as the number of unvested shares or units multiplied by the closing market price of our Common Stock at the end of the 2008 fiscal year, which was $1.36 on March 31, 2008. The actual value (if any) to be realized by the officer depends on whether the shares vest and the future performance of our Common Stock
In addition to the awards reflected on the table above, the Compensation Committee granted 90,000 restricted stock units (RSUs) to Mr. Jurkowski that vested based on the achievement of certain milestones by February 29, 2008. On February 7, 2008, the Compensation Committee determined that the milestones had been met and the RSUs became fully vested. On November 25, 2007, the Compensation Committee granted Mr. Jurkowski 14,793 fully vested RSUs for his service as a member of the Board of Directors. In addition, the Compensation Committee granted Bill Roeschlein 25,000 RSUs that vested based on the achievement of certain milestones by March 31, 2008. These milestones were achieved and his RSUs became fully vested on that date.
Employment Agreement with Chief Executive Officer
In August, 2007, we entered into an employment agreement with Mr. Jurkowski when he became our Chief Executive Officer. Under the agreement, we agreed to pay him an amount equal to his annual base salary if his employment is actually or constructively terminated. One-half of this amount would be paid immediately in a lump sum, with the balance paid in equal monthly installments during the 12-month period following the termination of his employment. Moreover, we agreed continue paying the employer portion of Mr. Jurkowski’s health insurance premiums for 12 months after the termination of his employment. If COBRA becomes unavailable during this 12-month period, he is entitled to a lump sum payment equal to the remaining unpaid COBRA premiums. If Mr. Jurkowski is entitled to a severance benefit, he is also entitled to a pro rata portion of his target bonus for his final year of employment. In addition, if we are subject to a change in control by August 21, 2008, then 50% of Mr. Jurkowski’s remaining unvested stock units and options will immediately vest. If we are subject to a change in control after August 21, 2008, all of his options and stock units will immediately vest.
Mr. Jurkowski’s employment with the Company ceased on June 30, 2008. Per the terms of his Employment Agreement, Mr. Jurkowski will receive a severance benefit of one year of base salary, plus benefits as described above. His unvested stock units and options are not subject to accelerated vesting.

Employment Agreement with Chief Financial Officer
In September 2006, we entered into an employment agreement with Mr. Roeschlein when he became our Chief Financial Officer. Under the agreement, he would immediately become vested in 50% of his unvested shares of restricted stock if the Company was subject to a change in control. If he experienced an involuntary termination within 12 months following the change in control, he would become vested in the remaining unvested shares. Mr. Roeschlein also entered into a severance agreement with us. Under that agreement, he is entitled to have his base salary and health insurance continued for 12 months if we terminate his employment without cause or he resigns for good reason within 12 months after a change in control. If we terminate his employment without cause not within 12 months after a change in control, his base salary and health insurance are continued for 6 months.
Mr. Roeschlein’s employment with the Company ceased on June 27, 2008. Mr. Roeschlein will not receive any severance benefits. His unvested stock shares are not subject to accelerated vesting.
Employment Agreement with General Manager of Sales Configuration Unit
In January 2008, we entered into an employment agreement with Mr. Shaw when he became our Vice President and General Manager of our Sales Configuration business unit. Under the agreement, he will immediately become vested in 50% of his unvested shares of restricted stock if the Company is subject to a change in control. If he experiences an involuntary termination within 12 months following the change in control, he will become vested in the remaining unvested shares. Mr. Shaw also entered into a severance agreement with us. Under that agreement, he is entitled to have his base salary and health insurance continued for 12 months if we terminate his employment without cause or he resigns for good reason within 12 months after a change in control. If we terminate his employment without cause not within 12 months after a change in control, his base salary and health insurance are continued for 6 months.
Mr. Shaw’s employment with the Company ceased on July 1, 2007. Per the terms of his Employment and Severance Agreements, Mr. Shaw will receive a severance benefit of 6 months salary, plus benefits as described above. His unvested stock shares are not subject to accelerated vesting.
Separation Agreement with Former President and Chief Executive Officer
On October 23, 2007, we entered into a Confidential Separation and General Release Agreement (the “Separation Agreement”) with Stephen Bennion, former President and Chief Executive Officer. Pursuant to the terms of the Separation Agreement, Mr. Bennion was placed on a paid leave of absence effective October 5, 2007, and continuing through December 27, 2007, at which time his employment with the Company terminated. Under the Separation Agreement, Mr. Bennion received a payment of $50,000, representing his target bonus for the current fiscal year, and he will continue to receive payments equal to his base salary on each regular payroll date through August 21, 2008, and health insurance premiums for himself and his dependents for a period ending not later than August 21, 2008. In exchange for the benefits described above, Mr. Bennion released any claims that he may have had against the Company.
Separation Agreement with Former Vice President of Engineering
On January 9, 2008, we agreed with Steve Goldner, our former Vice President of Engineering, that his employment with us would terminate approximately on February 15, 2008. Pursuant to the Severance Agreement dated September 27, 2006, between the Company and Mr. Goldner, we are continuing to pay his base salary for six months following his termination date. In addition, we are continuing to pay his health insurance premiums under COBRA for six months. In consideration of the severance benefits, Mr. Goldner released any claims that he may have had against the Company.
Fiscal 2008 Director Compensation

	Fees
	Earned or	Stock	Option
	Paid in	Awards	Awards
Name	Cash	(1)	(1)	Total
Jamie Arnold	$60,500	$25,000	$11,209	$96,709
Brenda Zawatski	$78,304	$25,000	$0	$103,304
Jim Thanos	$21,728	$23,312	$11,209	$56,249

(1)	The amounts included in this column are the amounts of compensation cost recognized by us in Fiscal 2008. Our non-employee directors had the following stock awards outstanding at March 31, 2008: Jamie Arnold, 29,498 shares, Brenda Zawatski, 29,498 shares, Jim Thanos, 28,517 shares. Our non-employee directors had the following option awards outstanding at March 31, 2008: Jamie Arnold, 125,000 shares; Brenda Zawatski, 50,000 shares; and Jim Thanos, 50,000 shares.
     Each non-employee director is paid a $20,000 annual retainer fee, a $10,000 annual fee per committee on which each non-employee director serves as the chairperson ($20,000 for the audit committee chair) and a $5,000 annual fee per committee on which each non-employee director serves. Each non-employee director is also granted restricted shares with a market value of $25,000 per year. All of the restricted shares vest on the first anniversary of the grant, with immediate full vesting in the event of a change in control. Our non-employee directors are entitled to receive $1,000 for each board or special committee meeting attended in person or $500 for each board or special committee meeting attended by telephone in addition to travel expense reimbursement incidental to meeting attendance.
     On August 9, 2007, the Board amended the Company’s 1999 Equity Incentive Plan to discontinue all automatic stock option grants to the Company’s non-employee directors. The Board may determine in the future that grants of options or restricted shares to non-employee directors should resume as part of a revised compensation policy for Board members.
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
     The Company’s Second Amended and Restated Certificate of Incorporation limits the liability of its directors for monetary damages arising from a breach of their fiduciary duty as directors, except to the extent otherwise required by the Delaware General Corporation Law. Such limitation of liability does not affect the availability of equitable remedies such as injunctive relief or rescission.
     The Company’s Bylaws provide that the Company shall indemnify its directors and officers to the fullest extent permitted by Delaware law, including in circumstances in which indemnification is otherwise discretionary under Delaware law. The Company has also entered into indemnification agreements with its officers and directors containing provisions that may require the Company, among other things, to indemnify such officers and directors against certain liabilities that may arise by reason of their status or service as directors or officers and to advance their expenses incurred as a result of any proceeding against them as to which they could be indemnified.
     On March 10, 2008 the company hired Jack Shaw. Jack Shaw is the brother of Michael Shaw, a named executive, and held the title of Sr. Director of Product Management for the Sales Configuration business unit that reported directly to Michael Shaw. Both Michael and Jack Shaw ceased employment with the Company on July 1, 2008.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
     Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and person who own more than 10% percent of the Company’s Common Stock (collectively, “Reporting Persons”) to file reports of ownership and changes in ownership of the Company’s Common Stock. Reporting Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file. Based solely on its review of the copies of the Reporting Persons’ Section 16(a) reports or written representations from certain Reporting Persons, the Company believes that during the fiscal year ended March 31, 2008, all Reporting Persons complied with all applicable filing requirements, with the exception of reports that were filed late for the following persons: Bill Roeschlein (one Form 4 report relating to one transaction) and Robert Jurkowski (one Form 3 report and one Form 4 report relating to one transaction).
FORM 10-KSB
     THE COMPANY HAS PREVIOUSLY MAILED A COPY OF THE COMPANY’S FORM 10-KSB REPORT FOR FISCAL YEAR 2008, INCLUDING THE FINANCIAL STATEMENTS, SCHEDULE AND LIST OF EXHIBITS. SHOULD YOU REQUIRE AN ADDITIONAL COPY, REQUESTS SHOULD BE SENT TO SELECTICA, INC., 1740 TECHNOLOGY DRIVE SUITE 450, SAN JOSE, CALIFORNIA, 95110, ATTN: STOCKHOLDER SERVICES.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS
     A number of brokers with account holders who are stockholders of the Company will be “householding” our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your broker, direct your written request to Selectica, Inc., 1740 Technology Drive Suite 450, San Jose, California, 95110, Attn: Corporate Secretary, or contact the Company’s Corporate Secretary by telephone at (408) 570-9700. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker.

STOCKHOLDER PROPOSALS FOR 2009 ANNUAL MEETING
     Stockholder proposals that are intended to be presented at the 2009 Annual Meeting of Stockholders that are eligible for inclusion in the Company’s proxy statement and related proxy materials for that meeting under the applicable rules of the Securities and Exchange Commission must be received by the Company not later than April 9, 2009 in order to be included. If the date of next year’s annual meeting of stockholders is moved more than 30 days before or 30 days after the anniversary date of the Annual Meeting, the deadline for inclusion of proposals in the Company’s proxy statement and proxy is instead a reasonable time before the Company begins to print and mail its proxy materials. Such stockholder proposals should be addressed to Selectica, Inc., 1740 Technology Drive Suite 450, San Jose, California, 95110, Attn: Stockholder Services.
     Pursuant to Rule 14a-4(c) of the Securities and Exchange Act of 1934, as amended, if a stockholder who intends to present a proposal at the 2009 Annual Meeting of Stockholders does not notify the Company of such proposal on or prior to October 5, 2009, then management proxies would be allowed to use their discretionary voting authority to vote on the proposal when the proposal is raised at the annual meeting, even though there is no discussion of the proposal in the 2009 Proxy Statement. If the date of next year’s annual meeting of stockholders is moved more than 30 days before or 30 days after the anniversary date of the Annual Meeting, the deadline for notice of such proposal is instead a reasonable time before the date of the 2009 Annual Meeting of Stockholders.
MISCELLANEOUS AND OTHER MATTERS
     Discretionary Proxy Voting Authority/Stockholder Proposals—Rule 14a-4(c) promulgated under the Exchange Act governs the Company’s use of its discretionary proxy voting authority with respect to a stockholder proposal that the stockholder has not sought to include in the Company’s proxy statement. Under the rule, if a stockholder fails to notify the Company of its proposal before the date established by the notice provisions contained in the Company’s Bylaws, then the management proxies will be allowed to use their discretionary voting authority when the proposal is raised at the meeting. In addition, if the Company receives timely notice of a stockholder proposal in connection with an annual meeting of stockholders that does not include all of the information required by Rule 14a-4(c) promulgated under the Exchange Act, such proposal will be considered timely but deficient, and the Company’s proxy statement may confer discretionary authority with respect to such proposal if the Company includes, in its proxy statement, advice on the nature of the matter and how the Company intends to exercise its discretion to vote on such matter.
     Other Business—If any other items or matters properly come before the Annual Meeting, the proxies received will be voted on those items or matters in accordance with the discretion of the proxy holders.
     The Board knows of no other matters to be presented for stockholder action at the Annual Meeting. However, if other matters do properly come before the Annual Meeting or any adjournments or postponements thereof, the Board intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ James Thanos

JAMES THANOS
Co-Chairman
San Jose, California
August 21, 2008
     WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE ANNUAL MEETING. IF YOU DECIDE TO ATTEND THE ANNUAL MEETING AND WISH TO CHANGE YOUR PROXY VOTE, YOU MAY DO SO AUTOMATICALLY BY VOTING IN PERSON AT THE MEETING. THANK YOU FOR YOUR ATTENTION TO THIS MATTER. YOUR PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE ANNUAL MEETING.

SELECTICA, INC.
ANNUAL MEETING OF STOCKHOLDERS
Tuesday, September 9, 2008
9:00 a.m. Local Time
Selectica Company Headquarters
1740 Technology Dr., Suite 450
San Jose, CA 95110

Selectica, Inc.	proxy

This proxy is solicited by the Board of Directors for use at the Annual Meeting on September 9, 2008.
If no choice is specified, the proxy will be voted “FOR” Items 1 and 2.
By signing the proxy, you revoke all prior proxies and appoint James Thanos and Brenda Zawatski, each of them with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.

See reverse for voting instructions.

ò Please detach here ò

The Board of Directors Recommends a Vote FOR Items 1 and 2.

1.	Election of director: James Thanos	☐	Vote FOR the nominee	☐	Vote WITHHELD from the nominee

2.	To ratify the appointment of Armanino McKenna, LLP as the Company’s independent accountants for the fiscal year ending March 31, 2009	☐	For	☐	Against	☐	Abstain

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.

Address Change? Mark Box ☐ Indicate changes	Date

below:

Signature(s) in Box
Please sign exactly as your name(s) appears on Proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy.